February 5, 2008


                      TOUCHSTONE INSTITUTIONAL FUNDS TRUST

                   TOUCHSTONE MAZAMA INSTITUTIONAL GROWTH FUND

                 SUPPLEMENT TO PROSPECTUS DATED JANUARY 30, 2008

On page 6 of the prospectus dated January 30, 2008, under the section entitled "Portfolio Managers" please replace the paragraph discussing Gretchen Novack with the following:

Gretchen Novak, CFA, Portfolio Manager and Sector Portfolio Manager, joined Mazama in 1999. Prior to joining the firm, she was an Equity Analyst with Cramer Rosenthal McGlynn, LLC in New York. Ms. Novak is responsible for researching small & mid cap growth consumer discretionary and consumer staple companies and she participates in the security selection process for the Fund. She also serves as Portfolio Manager, supporting Mr. Sauer in the overall management of the Fund.





















              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.touchstoneinvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               Please retain this Supplement for future reference.